UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 6, 2023

NATE’S FOOD CO.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-52831	46-3403755
(Commission File No.)	(IRS Employer Identification No.)

15151 Springdale Huntington Beach, California 92649
(Address of principal executive offices) (zip code)

(650) 222-5141
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 6, 2023, Nate’s Food Co. (the “Company”) dismissed Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC) (“Pinnacle”) as the Company’s independent registered accountant.  Also on October 6, 2023, the Company engaged and executed an agreement with GreenGrowth CPAs (“GreenGrowth”), as the Company’s new independent registered accountant.

The reports of Pinnacle regarding the Company’s financial statements for the fiscal years ended May 31, 2023 and 2022, being the two most recent fiscal years for which the Company has filed audited financial statements with the Securities and Exchange Commission (the “SEC”), did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

The board of directors of the Company, acting as the audit committee, approved the decision to change independent accountants.

During the fiscal years ended May 31, 2023 and 2022, and through October 6, 2023, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Pinnacle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Pinnacle would have caused Pinnacle to make reference thereto in connection with its report.

During the fiscal years ended May 31, 2023 and 2022, and through October 6, 2023, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management of the Company discussed with Pinnacle the continued existence of material weaknesses in the Company’s internal control over financial reporting.

The Company requested Pinnacle to furnish it with a letter addressed to the SEC stating whether or not Pinnacle agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October11, 2023, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the Company’s fiscal years ended May 31, 2023 and 2022, and through October 6, 2023, neither the Company nor anyone on the Company’s behalf consulted with Pinnacle regarding any of the following:

(i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Pinnacle concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

16.1*	Letter from Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC)

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* Filed herewith

Dated: October 12, 2023	Nate’s Food Co.

	By:	/s/ Nate Steck
	Name:	Nate Steck
	Title:	CEO

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